EXHIBIT 10.28

                  THIRD AMENDMENT TO CONVERTIBLE LOAN AGREEMENT

      THIS THIRD AMENDMENT TO CONVERTIBLE LOAN AGREEMENT (this "Amendment") made as of January 12, 2001, by and among Play by Play Toys & Novelties, Inc., a Texas corporation ("Borrower"), Renaissance Capital Group, Inc., a Texas corporation ("Agent"), and the Lenders party to the Original Agreement defined below ("Lenders").

                                    RECITALS

A. Borrower, Agent and Lenders entered into that certain Convertible Loan Agreement dated as of July 3, 1997 (as amended and supplemented to the date hereof, including pursuant to a First Amendment to Convertible Loan Agreement dated as of October 22, 1999, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided.

B. Borrower, Agent and Lenders desire to amend the Original Agreement and the Debentures to extend the existing maturity date from December 31, 2000 to January 26, 2001.

      In consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 2

                           DEFINITIONS AND REFERENCES

ARTICLE 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

ARTICLE 1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

            "Amendment" means this Second Amendment to Convertible Loan
Agreement.

            "Loan Agreement" means the Original Agreement as amended hereby.

ARTICLE 2

                          AMENDMENTS TO LOAN DOCUMENTS

ARTICLE 2.1 AMENDMENT OF TERMS. The Loan Documents are hereby amended as follows:


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(a) MATURITY. Section 2.04 of the Original Agreement and Section 2 of each
Debenture are amended to provide that the Debentures shall mature on January 15, 2001.

(b) FINANCIAL COVENANTS. Section 7.01 of the Original Agreement is hereby amended by deleting such section in its entirety.

(c) EVENTS OF DEFAULT. Section 8.01(a)(iii) of the Original Agreement is hereby amended by adding the following to the second line following the word "Documents,": "or in Section 9.16 of the Congress Facility,"


ARTICLE 3

                              ADDITIONAL AGREEMENTS

ARTICLE 3.1 NO WAIVER OF ANY EXISTING DEFAULTS. Borrower hereby acknowledges that Lenders, in executing and delivering this Second Amendment to Convertible Loan Agreement, hereby waive no Default that may be existing under the Loan Documents as of the date of this Amendment, but instead expressly reserve any and all of their rights, powers, and/or remedies under the Loan Documents and/or applicable in connection with any such Existing Default.

ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

ARTICLE 4.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce each Lender to enter into this Agreement, Borrower represents and warrants to each Lender that:

(a) Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to perform its obligations under the Loan Documents. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

(b) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

(c) When duly executed and delivered, this Amendment will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.


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ARTICLE 4.2 REPRESENTATIONS AND WARRANTIES OF LENDERS. Each Lender hereby represents and warrants to Borrower that it owns and holds as of the date hereof the Debentures purchased by it under the Original Agreement, and is duly authorized to execute and deliver this Amendment.

ARTICLE 5

                                  MISCELLANEOUS

ARTICLE 5.1 RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all aspects. The Loan Documents, as they may be amended hereby, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Debentures in any Loan Document shall be deemed to be a reference to the Debentures are hereby amended. Consistent with, but not in limitations of, the provisions of SECTION 3.1 hereof, execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Debentures or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Debentures or any other Loan Document.

ARTICLE 5.2 SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

ARTICLE 5.3 LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

ARTICLE 5.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

ARTICLE 5.5 COUNTERPARTIES; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

      THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAY BY PLAY TOYS & NOVELTIES, INC.


                              By: _________________________________
                                  Name:
                                  Title:


                              RENAISSANCE US GROWTH & INCOME TRUST PLC

                              By: _________________________________
                                  Name:
                                  Title:


                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III,
                              INC.

                              By: _________________________________
                                  Name:
                                  Title:


                              BANC ONE CAPITAL PARTNERS II, LLC

                              By: Bank One Capital Partners Holdings, Ltd.,
                                  Manager


                              By: _________________________________
                                  Name:
                                  Title:


                              RENAISSANCE CAPITAL GROUP, INC., as Agent


                              By: _________________________________
                                  Name:
                                  Title: